Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”) dated as of April 23, 2012 among MOLSON COORS BREWING COMPANY (the “Company”), MOLSON COORS BREWING COMPANY (UK) LIMITED, MOLSON CANADA 2005, MOLSON COORS CANADA INC. AND MOLSON COORS INTERNATIONAL LP (together with the Company, collectively, the “Borrowers”), the Lenders that are signatories to this Amendment and DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”).

The Borrowers, the lenders parties thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 3, 2012 (as amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”).

The parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Certain Defined Terms. The following definition shall be amended to read in its entirety as follows:

“Index Debt” means senior, unsecured, long-term indebtedness for borrowed money of the Company that is (i) not guaranteed by any Person that does not guarantee all the Obligations under this Agreement and (ii) not benefited by any other credit enhancement. For purposes of determining a rating provided by Moody’s, to the extent that the Company does not otherwise have an “Index Debt” rating from Moody’s, “Index Debt” shall include the senior, unsecured, long-term indebtedness for borrowed money of Coors Brewing Company that is (i) not guaranteed by any Person that does not guarantee all the Obligations under this Agreement and (ii) not benefited by any other credit enhancement.

2.03. Commitments. Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding anything else herein to the contrary, the parties hereto agree that no Canadian Borrowing Subsidiary shall be permitted to borrow a Global Tranche Loan denominated in Canadian Dollars bearing interest at the Canadian Base Rate.”

2.04. Interest Elections and Contract Periods. Section 2.07(d) of the Credit Agreement is hereby amended by amending clause (ii) thereof to read in its entirety as follows:

AMENDMENT NO. 1

“(ii) in the case of any B/A Drawing, unless such B/A Drawing is repaid as provided herein, such Borrower shall be deemed to have selected a Contract Period of 30 days’ duration”.

2.05. Increase of Commitments. The proviso to the first sentence of Section 2.08(d) of the Credit Agreement and the proviso to the second sentence of Section 2.08(e) of the Credit Agreement are each hereby amended by replacing the respective references therein to “$100,000,000” with “$250,000,000”.

Section 3. Representations and Warranties. Each Borrower represents and warrants to the Agents and the Lenders that (a) the representations and warranties set forth in Article III of the Credit Agreement (after giving effect to the amendments contemplated herein), other than those set forth in Sections 3.04(b) and 3.06(a) thereof, and in each of the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof unless such representations and warranties expressly relate to an earlier date, in which case they are true on and as of such date, and as if each reference in said Article III to “this Agreement” included reference to this Amendment, and (b) no Default shall have occurred and be continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment signed by each of the Borrowers, the Subsidiary Guarantors and the Required Lenders and (b) each Agent and the Lenders shall have received payment of all reasonable fees and expenses (including fees and disbursements of special counsel for the Administrative Agent) payable under the Credit Agreement and invoiced two days prior to the date hereof.

Section 5. Confirmation of Guarantee. The Company (a) confirms its obligations under the guarantee set forth in Article VIII of the Credit Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of such guarantee, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Credit Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of such guarantee.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow.]

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MOLSON COORS BREWING COMPANY

By	/s/ Julio O. Ramirez

Name: Julio O. Ramirez
Title: VP, Treasurer, Tax & Strategic Finance

MOLSON CANADA 2005

By	/s/ Wouter Vosmeer

Name: Wouter Vosmeer
Title: Chief Financial Officer

By	/s/ Kelly L. Brown

Name: Kelly L. Brown
Title: Chief Legal Officer

MOLSON COORS INTERNATIONAL LP

By	/s/ Julio O. Ramirez

Name: Julio O. Ramirez
Title: Vice President, Taxation and Treasurer

MOLSON COORS CANADA INC.

By	/s/ Wouter Vosmeer

Name: Wouter Vosmeer
Title: Chief Financial Officer

By	/s/ Kelly L. Brown

Name: Kelly L. Brown
Title: Chief Legal Officer

MOLSON COORS BREWING COMPANY (UK) LIMITED

By	/s/ S. Albion

Name: S. Albion
Title: Legal Director

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY

ADMINISTRATIVE AGENT: DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Heidi Sandquist

Name:	Heidi Sandquist

Title:	Director

By:	/s/ Ming K. Chu

Name:	Ming K. Chu

Title:	Vice President

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY

LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

MORGAN STANLEY BANK, N.A.

By	/s/ Lisa Kopff
Name: Lisa Kopff
Title: Authorized Signatory

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY

Each undersigned Subsidiary Guarantor (a) confirms its obligations under the guarantee set forth in the Subsidiary Guarantee Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the Subsidiary Guarantee Agreement, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Subsidiary Guarantee Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of the Subsidiary Guarantee Agreement.

MOLSON COORS BREWING COMPANY (UK) LIMITED

By	/s/ S. Albion
Name:	S. Albion
Title:	Legal Director

MOLSON CANADA 2005

By	/s/ Wouter Vosmeer
Name:	Wouter Vosmeer
Title:	Chief Financial Officer

By	/s/ Kelly L. Brown
Name:	Kelly L. Brown
Title:	Chief Legal Officer

MOLSON COORS CANADA INC.

By	/s/ Wouter Vosmeer
Name:	Wouter Vosmeer
Title:	Chief Financial Officer

By	/s/ Kelly L. Brown
Name:	Kelly L. Brown
Title:	Chief Legal Officer

MOLSON COORS INTERNATIONAL LP

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Vice President, Taxation and Treasurer

COORS BREWING COMPANY

By	/s/ Julio O. Razirez
Name:	Julio O. Razirez
Title:	Vice President – Taxation and Treasurer

CBC HOLDCO LLC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Vice President – Taxation and Treasurer

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY

CBC HOLDCO 2 LLC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Vice President – Taxation and Treasure

MC HOLDING COMPANY LLC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Vice President – Taxation and Treasurer

MOLSON COORS CAPITAL FINANCE ULC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Treasurer

MOLSON COORS INTERNATIONAL GENERAL, ULC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Treasurer

COORS INTERNATIONAL HOLDCO, ULC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Treasurer

MOLSON COORS CALLCO ULC

By	/s/ Julio O. Ramirez
Name:	Julio O. Ramirez
Title:	Treasurer

MOLSON INC.

By	/s/ Wouter Vosmeer
Name:	Wouter Vosmeer
Title:	Chief Financial Officer

By	/s/ Kelly L. Brown
Name:	Kelly L. Brown
Title:	Chief Legal Officer

MOLSON COORS HOLDINGS LIMITED

By	/s/ S. Albion
Name:	S. Albion
Title:	Legal Director

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY

GOLDEN ACQUISITION

By	/s/ S. Albion
Name: Title:	S. Albion Legal Director

NEWCO3, INC.

By	/s/ Julio O. Ramirez
Name: Title:	Julio O. Ramirez Treasurer

AMENDMENT NO. 1 TO 2012 REVOLVING CREDIT FACILITY